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                       MFS(R)/GLOBAL ASSET ALLOCATION FUND


                      Supplement to the Current Prospectus



Effective February 15, 1999, the description of portfolio managers under the "Management of the Fund - Investment Adviser" section is hereby restated as follows:

     Joseph C. Flaherty, Jr., a Vice President of MFS, determines the allocation of assets among the following five asset classes: (i) U.S. equity securities; (ii) foreign equity securities; (iii) U.S. investment grade fixed income securities; (iv) U.S. high yield fixed income securities; and
     (v) foreign fixed income securities. Mr. Flaherty has been employed as a portfolio manager by the adviser since 1993. A team of portfolio managers selects specific portfolio securities within each of these asset classes.















                The date of this Supplement is February 26, 1999.